SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 8, 2006
                                ----------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


        Tennessee                      01-12073                  62-1550848
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            7700 Wolf River Boulevard
                            Memphis, Tennessee 38138
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

This Current Report on Form 8-K is being furnished by Equity Inns, Inc. (the "Company") pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding the Company's results of operations and financial condition for the twelve months ended December 31, 2005 and 2004.

On February 8, 2006, the Company disclosed the following preliminary unaudited operating results as of and for the year ended December 31, 2005, with the comparative information for the year ended December 31, 2004 (in 000s).

                                           For the twelve months
                                                   ended
                                                December 31,
                                          ----------------------
                                            2005          2004
                                          --------      --------

Total revenue                             $336,079      $256,909
Operating income                            52,558        35,227
Net income (loss)                           14,952         4,083
Preferred stock dividends                   (7,547)       (7,547)
Net income (loss) applicable to
  common shareholders                        7,405        (3,464)


                                            At December 31, 2005
                                            --------------------

Total assets                                     $1,026,505
Long-term debt                                      557,475
Shareholders' Equity                                410,674

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITY INNS, INC.



February 8, 2006                       /s/ J. Mitchell Collins
----------------                       ----------------------------
                                       J. Mitchell Collins
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Treasurer